FIRST AMENDMENT TO CREDIT AGREEMENT
THIS FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of April 29, 2016 (this “First Amendment”), is made among MANNING & NAPIER GROUP, LLC, a Delaware limited liability company (“Group”), MANNING & NAPIER ADVISORS, LLC, a Delaware limited liability company (“Advisors,” and collectively with Group, the “Borrowers”), MANNING & NAPIER, INC., a Delaware corporation and managing member of Group (the “Managing Member”), the Lenders (as hereinafter defined), WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent for the Lenders, and MANUFACTURERS AND TRADERS TRUST COMPANY, as Syndication Agent for the Lenders.

RECITALS
A.    Reference is hereby made to the Credit Agreement dated as of April 23, 2015 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement) among the Borrowers, the Managing Member, the lenders and other financial institutions from time to time party thereto (the “Lenders”), and the Administrative Agent.
B.    Group has entered into a Unit Purchase Agreement, dated as of December 17, 2015, whereby Group has agreed to purchase all of the Class A Units, Class C Units and Class E Units, and 44,928 of the Class B Units, of Rainier Investment Management, LLC, a Delaware limited liability company.
C.    The Borrowers have requested that the Required Lenders agree to amend certain provisions of the Credit Agreement; and the Required Lenders are willing to make such amendments to the Credit Agreement, subject to the terms and conditions set forth herein.
STATEMENT OF AGREEMENT
NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
ARTICLE I
AMENDMENTS TO CREDIT AGREEMENT

1.1    Amendments to Section 1.1. The following new definitions are hereby added to Section 1.1 of the Credit Agreement in proper alphabetical order:

““Rainier” means Rainier Investment Management, LLC, a Delaware limited liability company.”

““Rainier Acquisition” means the acquisition by Group of all of the Class A Units, Class C Units and Class E Units, and 44,928 of the Class B Units, of Rainier on the terms and subject to the conditions set forth in the Rainier Acquisition Agreement.”
““Rainier Acquisition Agreement” means the Unit Purchase Agreement, dated as of December 17, 2015, among Group, Rainier, Rainier IM, Inc., a Washington corporation, and Rainier Investment Management, LP, a Delaware limited partnership.”
1.2    Amendment to Section 8.2.
(a)    Section 8.2 of the Credit Agreement is hereby amended by replacing clause (vii) thereof in its entirety as follows, and by adding the following new clauses (viii) and (ix) to the end of such Section and making the appropriate punctuation and grammatical changes thereto:
“(vii)    unsecured Indebtedness of Group and its Subsidiaries not exceeding $10,000,000 in aggregate principal amount outstanding at any time;
“(viii)    after the consummation of the Rainier Acquisition, Indebtedness consisting of Contingent Purchase Price Obligations reflected as a contingent liability on a balance sheet or comparable statement of the Consolidated Entities prepared in accordance with GAAP not exceeding in the aggregate $32,500,000; and
(ix)        after the consummation of the Rainier Acquisition, secured and unsecured Indebtedness of Rainier under the Lease Letter of Credit (as defined in the Rainier Acquisition Agreement) not to exceed $231,974.00 in aggregate principal amount, and any renewals, replacements, refinancings or extensions of any such Indebtedness which does not increase the principal amount thereof.”
(b)    Clause (iv) of Section 8.2 of the Credit Agreement is hereby amended by deleting the words “any Borrower” therein and substituting therefor the words “Group and its Subsidiaries”.
1.3    Amendment to Section 8.4. Section 8.4 of the Credit Agreement is hereby amended by adding the following new clauses (vi) and (vii) to the end of such Section and making the appropriate punctuation and grammatical changes thereto:
“(vi)    issuances of Capital Stock by the Managing Member or Group to fund any Contingent Purchase Price Obligation incurred under the Rainier Acquisition Agreement, provided that in no event shall more than 50% of any payment in respect of such Contingent Purchase Price Obligation consist of Capital Stock of the Managing Member and Group; and
(vii)    after the consummation of the Rainier Acquisition and so long as no Default or Event of Default has occurred and is continuing, Rainier may issue any of its Capital Stock as provided for in the Third Amended and Restated Limited Liability

Company Agreement of Rainier, dated as of the closing date of the Rainier Acquisition, as amended, supplemented or modified from time to time but without giving effect to any one or a series of amendments, supplements or modifications thereto that, singly or taken as a whole, is adverse to the Lenders in any material respect.”
1.4    Amendment to Section 8.6. Section 8.6 of the Credit Agreement is hereby amended by adding the following new clauses (viii) and (ix) to the end of such Section and making the appropriate punctuation and grammatical changes thereto:
“(viii)    after the consummation of the Rainier Acquisition, Rainier may declare and make dividend payments and other distributions to its members in each case to the extent required, and calculated in the manner provided, in the Third Amended and Restated Limited Liability Company Agreement of Rainier, dated as of the closing date of the Rainier Acquisition, as amended, supplemented or modified from time to time but without giving effect to any one or a series of amendments, supplements or modifications thereto that, singly or taken as a whole, is adverse to the Lenders in any material respect; and
(ix)        after the consummation of the Rainier Acquisition and so long as no Default or Event of Default has occurred and is continuing, Rainer may repurchase any of its Capital Stock as provided for in the Third Amended and Restated Limited Liability Company Agreement of Rainier, dated as of the closing date of the Rainier Acquisition, as amended, supplemented or modified from time to time but without giving effect to any one or a series of amendments, supplements or modifications thereto that, singly or taken as a whole, is adverse to the Lenders in any material respect.”
1.5    Amendment to Section 8.14. Section 8.14 of the Credit Agreement is hereby amended in its entirety as follows:
8.14    Limitation on Amendments. Each of the Managing Member and the Borrowers will not agree to or permit any amendment, modification, suspension or waiver of any provision of the Operating Agreement, the Tax Receivable Agreement or the Exchange Agreement, which, in any such case, is reasonably expected to adversely affect the Lenders in any material respect, provided, however, (i) any amendments to the Operating Agreement to reflect any issuance of Capital Stock of Group permitted under Section 8.4(vi) of this Agreement shall not be deemed adverse to the Lenders in any material respect and (ii) any other amendment, modification, suspension or waiver of any provision of the Operating Agreement, the Tax Receivable Agreement or the Exchange Agreement shall be deemed not to be adverse to the Lenders in any material respect if the Required Lenders have not, by written notice to the Administrative Agent, objected thereto within 10 Business Days after the date of the posting of such amendment, modification, suspension or waiver in substantially final form on the Platform for the Lenders.

ARTICLE II
CONDITIONS OF EFFECTIVENESS
This First Amendment shall become effective as of the date (such date being referred to as the “First Amendment Effective Date”) when, and only when, the Administrative Agent shall have received fully executed counterparts of this First Amendment from the Credit Parties and the Required Lenders.
ARTICLE III
REPRESENTATIONS AND WARRANTIES
To induce the Administrative Agent, the Issuing Lenders and the Lenders to enter into this First Amendment, each Credit Party represents and warrants to the Administrative Agent, the Issuing Lender and the Lenders as follows:
3.1    Each of the representations and warranties set forth in the Credit Agreement and in the other Credit Documents is true and correct in all material respects (or if qualified by materiality or material adverse effect, in all respects) on and as of the First Amendment Effective Date, with the same effect as if made on and as of such date, both immediately before and after giving effect to this First Amendment (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty shall be true and correct in all material respects (or if qualified by materiality or material adverse effect, in all respects) as of such date), provided that the representations and warranties contained in subsection (a) of Section 5.11 of the Credit Agreement shall be deemed to refer to the most recent financial statement furnished pursuant to Section 6.1 of the Credit Agreement.
3.2    No Default or Event of Default has occurred and is continuing on the First Amendment Effective Date, both immediately before and after giving effect to this First Amendment.
3.3    (i) It has taken all necessary action to authorize the execution, delivery and performance of this First Amendment, (ii) this First Amendment has been duly executed and delivered by such Credit Party and constitutes such Credit Party’s legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies, and (iii) no consent, approval, authorization or order of, or filing, registration or qualification with, any court or Governmental Authority or third party is required in connection with the execution, delivery or performance by such Credit Party of this First Amendment.

ARTICLE IV
ACKNOWLEDGEMENT AND CONFIRMATION OF THE CREDIT PARTIES
Each Credit Party hereby confirms and agrees that, after giving effect to this First Amendment, the Credit Agreement and the other Credit Documents remain in full force and effect and enforceable against such Credit Party party thereto in accordance with their respective terms and shall not be discharged, diminished, limited or otherwise affected in any respect, and the amendments contained herein shall not, in any manner, be construed to constitute payment of, or impair, limit, cancel or extinguish, or constitute a novation in respect of, the Obligations of the Managing Member and the Borrowers (and the Guaranteed Obligations of the Guarantors) evidenced by or arising under the Credit Agreement and the other Credit Documents, which shall not in any manner be impaired, limited, terminated, waived or released, but shall continue in full force and effect. This acknowledgement and confirmation by each Credit Party is made and delivered to induce the Administrative Agent, the Issuing Lenders and the Lenders to enter into this First Amendment, and each Credit Party acknowledges that the Administrative Agent, the Issuing Lenders and the Lenders would not enter into this First Amendment in the absence of the acknowledgement and confirmation contained herein.
ARTICLE V
MISCELLANEOUS
5.1    Governing Law. This First Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York.
5.2    Full Force and Effect. Except as expressly amended hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Credit Agreement, “hereinafter,” “hereto,” “hereof,” and words of similar import shall, unless the context otherwise requires, mean the Credit Agreement after amendment by this First Amendment. Any reference to the Credit Agreement or any of the other Credit Documents herein or in any such documents shall refer to the Credit Agreement and Credit Documents as amended hereby. This First Amendment is limited as specified and shall not constitute or be deemed to constitute an amendment, modification or waiver of any provision of the Credit Agreement except as expressly set forth herein. This First Amendment shall constitute a Credit Document under the terms of the Credit Agreement.
5.3    Expenses. The Borrower agrees (i) to pay all reasonable and documented fees and expenses of counsel to the Administrative Agent, and (ii) to reimburse the Administrative Agent for all reasonable and documented out-of-pocket expenses, in each case, in connection with the preparation, negotiation, execution and delivery of this First Amendment and the other Credit Documents delivered in connection herewith.
5.4    Severability. To the extent any provision of this First Amendment is prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in any such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this First Amendment in any jurisdiction.
5.5    Successors and Assigns. This First Amendment shall be binding upon, inure to the benefit of and be enforceable by the respective successors and permitted assigns of the parties hereto.
5.6    Construction. The headings of the various sections and subsections of this First Amendment have been inserted for convenience only and shall not in any way affect the meaning or construction of any of the provisions hereof.
5.7    Counterparts. This First Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this First Amendment by telecopy or by electronic mail in a .pdf or similar file shall be effective as delivery of a manually executed counterpart of this First Amendment.
[Balance of Page Intentionally Left Blank].

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed by their respective authorized officers on the dates set forth opposite their signatures below to be effective as of the day and year first above written.
MANNING & NAPIER GROUP, LLC

By:	Manning & Napier, Inc., its managing member

April 29, 2016                By: /s/    JAMES MIKOLAICHIK
James Mikolaichik
Chief Financial Officer

MANNING & NAPIER ADVISORS, LLC

By:	Manning & Napier Group, LLC, its sole member

By:	Manning & Napier, Inc., its managing member
April 29, 2016                By: /s/    JAMES MIKOLAICHIK
James Mikolaichik
Chief Financial Officer

MANNING & NAPIER, INC.
April 29, 2016                By: /s/    JAMES MIKOLAICHIK
James Mikolaichik
Chief Financial Officer

SIGNATURE PAGE TO
FIRST AMENDMENT TO CREDIT AGREEMENT

GUARANTORS:

MANNING & NAPIER, INC.

April 29, 2016                By: /s/    JAMES MIKOLAICHIK
James Mikolaichik
Chief Financial Officer

MANNING & NAPIER ALTERNATIVE OPPORTUNITIES, LLC

By:    Manning & Napier Group, LLC, its sole
member

By:	Manning & Napier, Inc., its managing member

April 29, 2016                By: /s/    JAMES MIKOLAICHIK
James Mikolaichik
Chief Financial Officer

MANNING & NAPIER INFORMATION SERVICES, LLC

By:    Manning & Napier Group, LLC, its sole
member

By:	Manning & Napier, Inc., its managing member

April 29, 2016                By: /s/    JAMES MIKOLAICHIK
James Mikolaichik
Chief Financial Officer

SIGNATURE PAGE TO
FIRST AMENDMENT TO CREDIT AGREEMENT

PERSPECTIVE PARTNERS, LLC

By:    Manning & Napier Group, LLC, its sole
member

By:	Manning & Napier, Inc., its managing member

April 29, 2016                By: /s/    JAMES MIKOLAICHIK
James Mikolaichik
Chief Financial Officer

MANNING & NAPIER BENEFITS, LLC

By: Manning & Napier Information Services, LLC, its sole member
By: Manning & Napier Group, LLC, its sole member
By: Manning & Napier, Inc., its managing member

April 29, 2016                By: /s/    JAMES MIKOLAICHIK
James Mikolaichik
Chief Financial Officer

M&N ALTERNATIVES MANAGEMENT, LLC

By: Manning & Napier Advisors, LLC, its sole member

By: Manning & Napier Group, LLC, its sole member
By: Manning & Napier, Inc., its managing member

April 29, 2016                By: /s/    JAMES MIKOLAICHIK
James Mikolaichik
Chief Financial Officer

SIGNATURE PAGE TO
FIRST AMENDMENT TO CREDIT AGREEMENT

MN XENON PARTNERS HOLDINGS LLC

By: Manning & Napier Advisors, LLC, its sole member
By: Manning & Napier Group, LLC, its sole member
By: Manning & Napier, Inc., its managing member

April 29, 2016                By: /s/    JAMES MIKOLAICHIK
James Mikolaichik
Chief Financial Officer

SIGNATURE PAGE TO
FIRST AMENDMENT TO CREDIT AGREEMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Issuing Lender and as a Lender

By: /s/    JOCELYN BOLL
Name: Jocelyn Boll
Title: Vice President

SIGNATURE PAGE TO
FIRST AMENDMENT TO CREDIT AGREEMENT

Manufacturers and Traders Trust Company, as a Lender

By: /s/    TIMOTHY JONES
Name: Timothy Jones
Title: Admin. Vice President/Group Manager

SIGNATURE PAGE TO
FIRST AMENDMENT TO CREDIT AGREEMENT

First Niagara Bank, N.A., as a Lender

By: /s/    TIMOTHY G. DENNISTON
Name: Timothy G. Denniston
Title: Vice President

SIGNATURE PAGE TO
FIRST AMENDMENT TO CREDIT AGREEMENT

The Bank of New York Mellon, as a Lender

By: /s/    RICHARD G. SHAW
Name: Richard G. Shaw
Title: Vice President

SIGNATURE PAGE TO
FIRST AMENDMENT TO CREDIT AGREEMENT

THE HUNTINGTON NATIONAL BANK, as a Lender

By: /s/    BRIAN H. GALLAGHER
Name: Brian H. Gallagher
Title: Senior Vice President

SIGNATURE PAGE TO
FIRST AMENDMENT TO CREDIT AGREEMENT